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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 15, 1997
                                                 -----------------------

                             PRESTIGE BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

        PENNSYLVANIA                    33-32692                25-1785128
        ------------                    --------                ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

710 OLD CLAIRTON ROAD, PLEASANT HILLS, PA                              15236
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (412) 655-1190
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Reasons for Report:

      On January 15, 1997, the board of directors of Prestige Bancorp, Inc. declared its first quarterly dividend of $.03 per share payable on March 21, 1997 to shareholders of record March 1, 1997.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Date           January 31, 1997
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                         Registrant      PRESTIGE BANCORP, INC.
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                         Signature    /s/ ROBERT S. ZYLA
                                    --------------------------------

                         Title           President
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